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                                                                   EXHIBIT 10.20

                       TENTH AMENDMENT TO CREDIT AGREEMENT

         This Tenth Amendment to Credit Agreement (this "Tenth Amendment"), dated and effective as of April 26, 2002, is by and between NEWBEVCO, INC., a Delaware corporation ("Borrower"), and BANK OF AMERICA, N.A. formerly NationsBank, N.A., successor by merger to Barnett Bank, N.A. ("Bank").

                                   WITNESSETH

         WHEREAS, Bank and Borrower have previously executed and entered into that certain Credit Agreement dated September 23, 1993 ("Credit Agreement") and certain other loan documents including that certain revolving credit note also dated September 23, 1993 in the original principal amount of $15,000,000.00;

         WHEREAS, pursuant to the Credit Agreement, Bank had previously extended a Line of Credit to Borrower of up to Fifteen Million and 00/100 Dollars ($15,000,000.00);

         WHEREAS, on November 10, 1994, Bank and Borrower extended the term of the Line of Credit in that certain First Amendment to Credit Agreement;

         WHEREAS, on November 21, 1995, Bank and Borrower modified and extended the terms of the Line of Credit in that certain Second Amendment to Credit Agreement;

         WHEREAS, on February 29, 1996, Bank and Borrower further modified and amended the terms of the Line of Credit in that certain Third Amendment to Credit Agreement;

         WHEREAS, on April 24, 1996, Bank and Borrower further modified and amended the terms of the Line of Credit to Twenty-Five Million and 00/100 Dollars as evidenced by that certain Master Revolving Promissory Note dated April 24, 1996 in original principal amount of Twenty-Five Million and 00/100 Dollars ($25,000,000.00) (the "Note");

         WHEREAS, on November 14, 1996, Bank and Borrower further modified and amended the terms of the Line of Credit in that certain Fifth Amendment to Credit Agreement;

         WHEREAS, on February 18, 1998, Bank and Borrower further modified and amended the terms of the Line of Credit in that certain Sixth Amendment to Credit Agreement;

         WHEREAS, on December 10, 1998, Bank and Borrower further modified and amended the terms of the Line of Credit in that certain Seventh Amendment to Credit Agreement;

         WHEREAS, on January 31, 2000, Bank and Borrower further modified and amended the terms of the Line of Credit in that certain Eighth Amendment to Credit Agreement;

         WHEREAS, on March 14, 2001, Bank and Borrower further modified and amended the terms of the Line of Credit in that certain Ninth Amendment to Credit Agreement; and

         WHEREAS, Borrower has requested that the Line of Credit be further modified and Bank is willing to do so upon the terms and conditions set forth herein.


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         NOW, THEREFORE, in consideration of the mutual covenants, the parties agree, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, as follows:

         1. INCORPORATION AND RECITALS. The above recitals are true and correct and are incorporated herein by reference as though set forth in full.

         2. DEFINITIONS. All capitalized terms used herein shall, except as modified herein, have the meanings ascribed to them in the Credit Agreement.

         3.       AMENDMENTS TO CREDIT AGREEMENT.

                  (a) Section 1.1 of the Credit Agreement is amended to revise the definition of Current Liabilities to read as follows:

                  "Current Liabilities" means, with respect to any Person, as of the date of determination thereof, (i) all Indebtedness payable on demand or maturing within one year of such date of determination; and (ii) all other Indebtedness of such Person which would be reflected as current liabilities on a balance sheet of such Person as at such date of determination in accordance with Generally Accepted Accounting Principles applied on a Consistent Basis.

                  (b) Section 1.1 of the Credit Agreement is amended to revise the definition of Funded Debt as follows:

                  "Funded Debt" means, with respect to any Person, all Indebtedness of such Person, including, without limitation, current maturities of Funded Debt. For purposes of this Agreement, Funded Debt shall not include trade payables and accrued liabilities.

                  (c) Section 1.1 of the Credit Agreement is amended to revise the definition of Loan Documents to read as follows:

                  "Loan Documents" mean the Credit Agreement, the Revolving Credit Note, the Guaranties, all Documentary Stamp and Intangible Tax Indemnification Agreement and similar agreements, all Reaffirmations of Guaranty of the Guaranties, the First Amendment to Credit Agreement, the Second Amendment to Credit Agreement, the Third Amendment to Credit Agreement, the Fourth Amendment to Credit Agreement, the Fifth Amended to Credit Agreement, the Sixth Amendment to Credit Agreement, the Seventh Amendment to Credit Agreement, the Eight Amendment to Credit Agreement, the Ninth Amendment to Credit Agreement and the Tenth Amendment to Credit Agreement and all amendments, modifications, renewals and replacements of any of the foregoing.

                  (d) Section 1.1 of the Credit Agreement is Amended to revise the definition of Permitted Liens as follows:

                           (i)      by deleting "and" from the end of subpart
                                    (h);


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                           (ii)     by deleting the period from the end of
                                    subpart (i) and substituting in lieu thereof
                                    "; and"; and

                           (iii)    by adding new subpart (j) as follows:

                           (j) Liens created in connection with and securing Indebtedness for Money Borrowed, and any extension, renewal or replacement of such Liens; provided, however, no such Lien shall extend to or in any way encumber any Eligible Receivables or Eligible Inventory.

                  (e) The first portion of the first sentence (up to the first comma) of Section 2.1(b) of the Credit Agreement is hereby deleted and replaced with the following: "Prior to August 31, 2003 (as may be extended pursuant to the terms hereof, the "Termination Date")..."

                  (f) Section 3.1 of the Credit Agreement is hereby deleted in its entirety and amended by substituting in lieu thereof:

                           3.1. Security Interest. The Revolving Credit Note shall be unsecured.

                  (g) Section 6.14 of the Credit Agreement is hereby amended as follows:

                           (i) by deleting subpart (a) and substituting in lieu thereof:

                                    (a)      At all times, a ratio of
                                             Consolidated Current Assets to
                                             Consolidated Current Liabilities of
                                             not less than 1.0 to 1.0

                           (ii) by deleting subpart (c) and substituting in lieu thereof:

                                    (c)      Consolidated Net Worth at each
                                             fiscal quarter end of not less than
                                             $25,000,000.00.

                  (h) Section 7.5 is hereby deleted in its entirety and hereby amended by substituting in lieu thereof:

                                    7.5. Reserved.

         4. REPRESENTATIONS AND WARRANTIES. To induce Bank to enter into this Tenth Amendment and to perform the transactions described herein, Borrower hereby makes the representations and warranties to Bank contained in the Credit Agreement on and as of the date of this Tenth Amendment.

         5. RELIANCE UPON, SURVIVAL OF AND MATERIALLY OF REPRESENTATIONS AND WARRANTIES, AGREEMENTS, AND COVENANTS. All representations and warranties, agreements, and covenants made by Borrower herein are material and shall be deemed to have been relied upon by Bank, notwithstanding any investigation heretofore or hereafter made by Bank, shall survive the execution and delivery of this Tenth Amendment, and shall continue in full force and effect so long as any indebtedness subject to the Credit Agreement is owed to Bank. All statements contained in a certificate or other writing delivered to Bank at any time by or on behalf of Borrower pursuant hereto shall constitute representations and warranties by Borrower hereunder.


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         6.       REQUIRED DOCUMENTS. On or prior to the date of the execution of this Tenth Amendment, Bank shall have received from Borrower the following:

                  (a) reaffirmations of Continuing and Unconditional Guaranties or Continuing and Unconditional Guaranties by each Restricted Subsidiary ("Reaffirmations");

                  (b)      a Tax Indemnity Agreement; and

                  (c) such documents reflecting corporate authorization as may be requested by Bank.

         7. INCORPORATION BY REFERENCE. Except as modified herein, the terms and conditions of the Credit Agreement are hereby incorporated by reference and remain in full force and effect, enforceable in accordance with the terms hereof.

         8. WAIVER OF JURY TRIAL. BORROWER AND BANK HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THE LOAN DOCUMENTS OR THIS TENTH AMENDMENT AND IN CONJUNCTION THEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR BANK ENTERING INTO THIS TENTH AMENDMENT.

         IN WITNESS WHEREOF, the parties have executed this Tenth Amendment as of the day and year first above written.

                                    BORROWER:

                                    NEWBEVCO, INC., a Delaware corporation
                                    (SEAL)

                                    By:
                                        -------------------------------------
                                    Name:  George R. Bracken
                                    Title: Vice President and Treasurer


                                    BANK:

                                    BANK OF AMERICA, N.A., a national banking association

                                    By:
                                        -------------------------------------
                                    Name:  Sean McLaren
                                    Title: Vice President


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